Supplement Dated May 22, 2013
To the Current Prospectus and Statement of Additional Information

CLIAC Multi-Vest

Issued by ING Life Insurance and Annuity Company
Through Its Variable Annuity Account G

This supplement updates the prospectus and statement of additional information (“SAI”) for your variable annuity contract and any subsequent supplements thereto. Please read it carefully and keep it with your copy of the prospectus and SAI for future reference. If you have any questions, please call our Customer Service Center at 1-800-366-0066.

IMPORTANT INFORMATION REGARDING THE COMPANY

Information about the ING Life Insurance and Annuity Company found in your prospectus and/or Statement of
Additional Information is deleted and replaced with the following:

ING Life Insurance and Annuity Company (the “Company,” “we,” “us,” “our”) issues the contracts described in this prospectus and is responsible for providing each contract’s insurance and annuity benefits. All guarantees and benefits provided under the contracts that are not related to the separate account are subject to the claims paying ability of the
Company and our general account.

We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Until May
7, 2013, we were a wholly owned indirect subsidiary of ING Groep N.V. (“ING”), a global financial institution active in the fields of insurance, banking and asset management. Through a merger, our operations include the business of Aetna
Variable Annuity Life Insurance Company (formerly known as Participating Annuity Life Insurance Company, an
Arkansas life insurance company organized in 1954). Prior to January 1, 2002, the Company was known as Aetna Life
Insurance and Annuity Company.

Pursuant to an agreement with the European Commission (“EC”), ING has agreed to divest itself of ING U.S., Inc. and its subsidiaries, including the Company (collectively “ING U.S.”), which constitutes ING’s U.S.-based retirement, investment management and insurance operations. To effect this divestment, on May 7, 2013 ING completed an initial public offering
(“IPO”) of the common stock of ING U.S. While ING is currently the majority shareholder of the common stock of ING
U.S., pursuant to the agreement with the EC mentioned above ING is required to divest itself of at least 25% of ING U.S.
by the end of 2013, more than 50% by the end of 2014 and 100% by the end of 2016.

IMPORTANT INFORMATION REGARDING THE INVESTMENT PORTFOLIOS

Open Investment Portfolios

During the accumulation phase, you may allocate your premium payments and contract value to any of the investment portfolios available under this Contract, plus any fixed option that is available. You bear the entire investment risk for amounts you allocate to any investment portfolio, and you may lose your principal. There is no assurance that any of the funds will achieve their respective investment objectives. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all funds are diversified, as defined under the Investment Company Act of 1940.

The following table reflects the investment portfolios that are, effective May 1, 2013, open and available to new premiums and transfers under your Contract along with each portfolio’s investment adviser/subadviser and investment objective.
Please refer to the funds prospectuses for more detailed information. Fund prospectuses may be obtained free of charge from our Customer Service Center at P.O. Box 9271, Des Moines, Iowa 50306-9271 or call (800) 366-0066, or access the
SEC’s website (http://www.sec.gov), or by contacting the SEC Public Reference Room at (202) 942-8090 or call (800)
SEC-0330. You may obtain copies of reports and other information about the separate account and the funds, after paying

X.61897-13GW	Page 1 of 2	May 2013

a duplicating fee, by sending an email request to publicinfo@sec.gov or by writing to the SEC Public Reference Room, 100
F Street, N.E., Room 1580, Washington, D.C. 20549-0102. If you received a summary prospectus for any of the funds available through your contract, you may also obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the contact information shown on the front of the fund’s summary prospectus.

Fund Name and Investment Adviser/Subadviser	Investment Objective
Oppenheimer Capital Appreciation/VA	The Fund seeks capital appreciation.

Investment Adviser: OppenheimerFunds, Inc.

ING FMRSM Diversified Mid Cap Portfolio*	Seeks long-term growth of capital.

Investment Adviser: Directed Services LLC
Investment Subadviser: Fidelity Management &
Research Company

* FMRSM is a service mark of Fidelity Management &
Research Company

ING Franklin Income Portfolio	Seeks to maximize income while maintaining prospects for
capital appreciation.
Investment Adviser: Directed Services LLC
Investment Subadviser: Franklin Advisers, Inc.

ING Global Bond Portfolio	Seeks to maximize total return through a combination of
current income and capital appreciation.
Investment Adviser: Directed Services LLC
Investment Subadviser: ING Investment Management
Co. LLC

ING Intermediate Bond Portfolio	Seeks to maximize total return consistent with reasonable risk.
The Portfolio seeks its objective through investments in a
Investment Adviser: ING Investments, LLC	diversified portfolio consisting primarily of debt securities. It
Investment Subadviser: ING Investment Management	is anticipated that capital appreciation and investment income
Co. LLC	will both be major factors in achieving total return.

ING Money Market Portfolio	Seeks to provide high current return, consistent with
preservation of capital and liquidity, through investment in
Investment Adviser: ING Investments, LLC	high-quality money market investments while maintaining a
Investment Subadviser: ING Investment Management	stable share price of $1.00.
Co. LLC
*There is no guarantee that the ING Money Market Portfolio
subaccount will have a positive or level return.
ING Oppenheimer Global Portfolio	Seeks capital appreciation.

Investment Adviser: Directed Services LLC
Investment Subadviser: OppenheimerFunds, Inc.

ING PIMCO High Yield Portfolio	Seeks maximum total return, consistent with preservation of
capital and prudent investment management.
Investment Adviser: Directed Services LLC
Investment Subadviser: Pacific Investment Management
Company LLC

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